UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2005

Date of Report (date of earliest event reported):

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746-1371

(Address of principal executive offices and zip code)

(508) 893-8999

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2005, Harvard Bioscience, Inc. issued a press release announcing financial results for the quarter ended March 31, 2005.  The press release is furnished as Exhibit 99.1 and incorporated herein by reference.  The information in this Current Report on Form 8-K and the Exhibit attached shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on May 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005	HARVARD BIOSCIENCE, INC.

	By:	/s/ Bryce Chicoyne
Bryce Chicoyne
Chief Financial Officer